SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
____________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 17, 2026

iQSTEL Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-55984	45-2808620
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Aragon Avenue, Suite 375 Coral Gables, FL 33134	33134
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 951-8191

________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock	IQST	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company   [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.      [ ]

Item 3.03. Material Modification to Rights of Security Holders.

The information contained in Items 5.03 related to the Amended and Restated Certificate of Designation and the terms of the Series B Preferred Stock is hereby incorporated by reference into this Item 3.03.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of iQSTEL Inc. (the “Company”) approved, by unanimous written consent, an Amended and Restated Certificate of Designation for the Company’s Series B Preferred Stock (the “Amended COD”).

The Amended COD amends the Company’s prior Certificate of Designation of Series B Preferred Stock to revise the conversion provisions as follows:

  Permit holders of Series B Preferred Stock to convert their shares into shares of the Company’s common stock at any time upon five (5) days’ written notice to the Company (previously, conversion rights were exercisable only in connection with the end of a 12-month term following issuance);
  Reduce the required written notice period for conversion from sixty (60) days to five (5) days; and
  Provide that, upon conversion, the Company shall pay the converting holder the proportional accrued and unpaid dividends earned on the converted shares up to but not including the actual conversion date.

The Company also obtained the written consent of the holders of a majority of the outstanding shares of Series B Preferred Stock approving the Amended COD, as required by Section 7 of the Amended COD.

The Amended COD was filed with the Secretary of State of the State of Nevada on June 17, 2026.

The foregoing description of the Amended COD is qualified in its entirety by reference to the full text of the Amended COD, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
3.1	Amended and Restated Certificate of Designation of Series B Preferred Stock of iQSTEL Inc., dated June 17, 2026

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

iQSTEL Inc.

/s/ Leandro Iglesias

Leandro Iglesias
Chief Executive Officer

Date: June 17, 2026

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